[RCN LOGO OMITTED]



FOR IMMEDIATE RELEASE

CONTACT: Kevin Kuryla, RCN Investor and Public Relations, (609) 720-5863
         Jim Downing, RCN Investor and Public Relations, (609) 734-3718


                   RCN ANNOUNCES SECOND QUARTER 2003 RESULTS

PRINCETON, NJ, August 11, 2003--RCN Corporation (Nasdaq: RCNC) today reported its results for the quarter ended June 30, 2003. Revenues for the quarter were $121.6 million, a 6.5% increase from $114.3 million a year ago. RCN reported a net loss to common shareholders of $126.4 million, or $1.15 loss per average common share, compared to a loss of $202.1 million, or $1.93 loss per average common share in the second quarter of 2002, before an impairment charge of $892.3 million taken in that quarter. Including the impairment charge, RCN's second quarter 2002 loss was $1,094.4 million, or $10.46 loss per average common share.

RCN is a 50/50 partner in Starpower, a joint venture serving the Washington, D.C. metropolitan area. Starpower's results are not included in RCN's financial statements prepared in accordance with generally accepted accounting principles ("GAAP"). RCN management evaluates the financial and operational performance of the Company based on results that include Starpower. Including Starpower's results, revenues for the quarter ended June 30, 2003 were $142.1 million, a 5.2% increase from $135.1 million in the second quarter of 2002. Including Starpower, consolidated adjusted EBITDA1 was $8.7 million, compared to a loss of $21.2 million in the second quarter of 2002. The current quarter's results include an adjustment for a plan amendment resulting in a non-recurring, $6.2 million decrease in compensation expense.

"The company delivered another good quarter of progress and introduced a number of new products that will continue to drive our average revenue and services per customer," said David C. McCourt, RCN's Chairman and CEO.

Including Starpower, RCN finished the quarter with 1,419,947 marketable homes, with 462,953 customers on its network, of which 175,343, or 37.8%, were taking one of the ResiLinkSM bundles. ResiLink customers ended the quarter with an average of 3.3 services including long distance, and $135 in monthly revenue. Overall customer churn during the quarter was 2.5%.

RCN 2nd Quarter 2003 Results - (continued)

Liquidity Update as of June 30, 2003

Cash burn for the quarter was $83.6 million, including $45.3 million for debt service expenses and fees. Capital expenditures totaled $25.9 million for the quarter, and $49.6 year to date. Cash outlays for capital expenditures were down 37% from the same quarter last year. The Company had $357.8 million of cash and short-term investments, which includes $139.8 million of short-term restricted investments and $100 million of long-term restricted investments. The long-term restricted cash investment relates to the company's requirement to maintain at least $100 million in a cash collateral account for the benefit of its senior secured lenders. The Company had $1.73 billion of outstanding debt at the end of the quarter.

Other Developments
New Second Lien Facility - RCN announced that it entered in to a new senior secured, second lien credit facility with Evergreen Investments. Evergreen provided a commitment of $41.5 million, with the net proceeds to be used directly or indirectly to retire outstanding Senior Notes. Per the agreement, this commitment expires on September 4, 2003.

Cable System Sale - After the end of the quarter, RCN entered into a definitive agreement to sell its Carmel, NY cable system assets and customers for approximately $120 million in cash to Susquehanna Communications. The system serves approximately 29,800 customers. The transaction, valued at approximately $4,027 per video subscriber, is expected to close in the first quarter of 2004.

Modified Dutch Tender Offer - On July 11, 2003, RCN commenced a tender offer to purchase up to $290 million face value. As of 5:00 p.m. August 7, 2003, the principal amount of Notes tendered was approximately $40.7 million. On August 8th, the Company extended its tender offer from 11:59 p.m., New York City time on August 7, 2003 to 5:00 p.m., New York City time, on August 15, 2003.

New Products Launched in the Second Quarter - RCN rolled out video on demand
(VOD) in Boston, Manhattan (including Queens and Brooklyn), and the Lehigh Valley. The Company launched HDTV in Boston, Washington, D.C., the Lehigh Valley and Manhattan. Additionally, RCN rolled out home networking in Boston and MegaModem in Manhattan. Some of these products were launched in other markets prior to the second quarter.

RCN 2nd Quarter 2003 Results - (continued)

Financial Highlights and Key Ratios

Presented below is financial information reviewed by our senior management, chief operating decision makers, investors and industry analysts.
Specifically, such financial information combines our GAAP financial results with the financial results of our Starpower joint venture as if it were a consolidated entity.

The following is a comparison of financial highlights and key ratios with and without the effect of Starpower. Financial measures in the "Without Starpower" column are based on directly comparable GAAP financial measures:


  ------------------------------------------------------------------ --------------- ---------------

  Metrics are for the Quarter Ended, or as of,                                   As         Without
  June 30, 2003                                                           Presented       Starpower
  ------------------------------------------------------------------ --------------- ---------------
      Average residential revenue per customer (2)                           $87.38          $87.25
  ------------------------------------------------------------------ --------------- ---------------
      Percent increase in average residential revenues per                    17.0%           14.8%
      customer, over the quarter ended June 30, 2002
  ------------------------------------------------------------------ --------------- ---------------
      Average Services per Customer for the quarter ended June 30,             2.24            2.25
      2003
  ------------------------------------------------------------------ --------------- ---------------
      Percent increase in average services per customer, year over             7.7%            8.2%
      year
  ------------------------------------------------------------------ --------------- ---------------
      Number of residential customers                                       462,953         415,336
  ------------------------------------------------------------------ --------------- ---------------
      Marketable homes                                                    1,419,947       1,244,063
  ------------------------------------------------------------------ --------------- ---------------
      Percentage of customers at June 30, 2003 who subscribe to an            37.8%           38.5%
      RCN bundle
  ------------------------------------------------------------------ --------------- ---------------
      Consolidated revenue growth, year over year                              5.2%            6.5%
  ------------------------------------------------------------------ --------------- ---------------
      Core residential revenue as a percent of total revenue                  90.0%           93.6%
  ------------------------------------------------------------------ --------------- ---------------
      Adjusted EBITDA(1) for quarter ended June  30, 2003                     $8.7 m          $6.0 m
  ------------------------------------------------------------------ --------------- ---------------
      Adjusted EBITDA(1) for quarter ended June 30, 2002                    ($21.2 m)       ($24.6 m)
  ------------------------------------------------------------------ --------------- ---------------

         For a detailed presentation of financial measures calculated and presented in accordance with GAAP, see the Company's quarterly report on Form 10-Q.

(1) Adjusted EBITDA - Non GAAP measure calculated as net income (loss) before interest, tax, depreciation and amortization, stock based compensation, extraordinary gains and special charges, that the Company and its chief decision-makers use to measure performance and liquidity. Other companies may calculate and define EBITDA differently than RCN.

(2) Average Revenue per Customer - Due to a multiple billing systems platform, the number of Residential Customers is actual where the Convergent Billing
System was implemented, and based on an algorithm in non-converted markets.
The final markets, Chicago and New York, were converted in the fourth quarter of 2002.


About RCN Corporation

RCN Corporation (Nasdaq: RCNC) is the nation's first and largest facilities-based competitive provider of bundled phone, cable and high speed Internet services delivered over its own fiber-optic local network to consumers in the most densely populated markets in the U.S. RCN has more than one million customer connections and provides service in the Boston, New York, Philadelphia/Lehigh Valley, Chicago, San Francisco, Los Angeles and Washington, D.C. metropolitan markets.

Where You Can Find More Information

We, as a reporting company, are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. You may read and copy any materials filed with the SEC at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, our public filings are maintained on the SEC's Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of that website is http://www.rcn.com/investor/secfilings.php. Since June 30, 2003, all reports pursuant to the Exchange Act that we have filed with, or furnished to, the SEC have been timely posted on our website.

RCN 2nd Quarter 2003 Results - (continued)

Forward-Looking Statement

Some of the statements made by RCN in these statements are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. RCN believes that the primary factors include, but are not limited to, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, our ability to meet the requirements in our franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, RCN's ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which RCN operates and ability to produce sufficient cash flow. Additional information concerning these and other important factors can be found in RCN's filings with the Securities and Exchange Commission. Statements in this press release should be evaluated in light of these important factors.

                                     # # #


                                               RCN CORPORATION AND SUBSIDIARIES
                                        CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                    (Dollars in Thousands)
                                                          (Unaudited)

                                                                                  Three Months Ended June 30, 2003
                                                                           RCN Including        Less             RCN
Sales:                                                                       Starpower       Starpower (1)      GAAP
Voice                                                                            $ 41,277       $ 3,761           $ 37,516
Video                                                                              62,775         7,002             55,773
Data                                                                               31,368         8,502             22,866
Other                                                                               6,704         1,211              5,493
Total sales                                                                       142,124        20,476            121,648
Costs & expenses, excluding  non-cash stock based
compensation, depreciation and amortization,
and special charges
Direct expenses                                                                    50,278         5,779             44,499
Operating and SG&A                                                                 83,123        12,008             71,115
Adjusted EBITDA (2) from continuing operations
before non-cash stock based compensation,
asset impairment and special charges                                                8,723         2,689              6,034
Non-cash stock based compensation                                                   2,816            18              2,798
Impairment and special charges                                                      6,571             -              6,571
Depreciation and amortization                                                      51,301         5,014             46,287

Operating loss                                                                    (51,965)       (2,343)           (49,622)
Investment income                                                                   2,060            19              2,041
Interest expense                                                                   45,689             -             45,689
Gain on early extinguishment of debt                                                    -             -                  -
Other income (expense), net                                                         2,384             -              2,384
Loss from continuing operations before income taxes                               (93,210)       (2,324)           (90,886)
Income tax provision (benefit)                                                         -             -                  -
Loss from continuing operations before equity in
unconsolidated entities and minority interest                                     (93,210)       (2,324)           (90,886)
Equity in income of unconsolidated entities                                         8,496         1,592              6,904
Minority interest in loss of consolidated entities                                  1,592         1,592                  -
Net loss from continuing operations                                               (83,122)          860            (83,982)
Income from discontinued operations, net of tax                                       527             -                527
Net loss                                                                          (82,595)          860            (83,455)
Preferred dividend and accretion requirements                                      42,978             -             42,978
Net loss to common shareholders                                                $ (125,573)       $  860         $ (126,433)

Basic and diluted loss per common share:
   Net loss from continuing operations                                            $ (1.14)                         $ (1.15)
   Net income from discontinued operations                                           0.00                             0.00
   Net loss to common shareholders                                                $ (1.14)                         $ (1.15)

Weighted average shares outstanding, basic and diluted                        110,564,300                      110,564,300

(1) RCN owns 50% of Starpower, a joint venture in the Washington, D.C. market which is accounted for as an equity investment in our condensed consolidated financial statements. Results of operations of Starpower have been presented here net of related party transactions with RCN.

(2) Adjusted EBITDA - Non GAAP measure calculated as net loss before interest, tax, depreciation and amortization, stock based compensation, extraordinary gains and special charges that the Company and its chief decision-makers use to measure performance and liquidity.  Other companies may calculate and define EBITDA differently than RCN

[Table continued]

                                               RCN CORPORATION AND SUBSIDIARIES
                                        CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                    (Dollars in Thousands)
                                                          (Unaudited)

                                                                                Three Months Ended June 30, 2002
                                                                           RCN Including      Less            RCN
Sales:                                                                      Starpower      Starpower (1)      GAAP
Voice                                                                          $ 36,315       $ 3,721         $ 32,594
Video                                                                            55,619         6,039           49,580
Data                                                                             31,132         9,711           21,421
Other                                                                            12,070         1,410           10,660
Total sales                                                                     135,136        20,881          114,255
Costs & expenses, excluding  non-cash stock based
compensation, depreciation and amortization,
and special charges
Direct expenses                                                                  52,383         5,857           46,526
Operating and SG&A                                                              103,929        11,618           92,311
Adjusted EBITDA (2) from continuing operations
before non-cash stock based compensation,
asset impairment and special charges                                            (21,176)        3,406          (24,582)
Non-cash stock based compensation                                                11,825             -           11,825
Impairment and special charges                                                  892,284             -          892,284
Depreciation and amortization                                                    91,324         5,935           85,389

Operating loss                                                               (1,016,609)       (2,529)      (1,014,080)
Investment income                                                                 2,860            20            2,840
Interest expense                                                                 39,025             -           39,025
Gain on early extinguishment of debt                                                  -             -                -
Other income (expense), net                                                      (3,096)          207           (3,303)
Loss from continuing operations before income taxes                          (1,055,870)       (2,302)      (1,053,568)
Income tax provision (benefit)                                                     (130)           -              (130)
Loss from continuing operations before equity in
unconsolidated entities and minority interest                                (1,055,740)       (2,302)      (1,053,438)
Equity in income of unconsolidated entities                                     (33,879)        1,151          (35,030)
Minority interest in loss of consolidated entities                               34,589         1,151           33,438
Net loss from continuing operations                                          (1,055,030)            -       (1,055,030)
Income from discontinued operations, net of tax                                     819             -              819
Net loss                                                                     (1,054,211)            -       (1,054,211)
Preferred dividend and accretion requirements                                    40,193             -           40,193
Net loss to common shareholders                                            $ (1,094,404)         $  -     $ (1,094,404)

Basic and diluted loss per common share:
   Net loss from continuing operations                                         $ (10.47)                      $ (10.47)
   Net income from discontinued operations                                         0.01                           0.01
   Net loss to common shareholders                                             $ (10.46)                      $ (10.46)

Weighted average shares outstanding, basic and diluted                      104,591,255                    104,591,255

(1) RCN owns 50% of Starpower, a joint venture in the Washington, D.C. market which is accounted for as an equity inves in our condensed consolidated financial statements. Results of operations of Starpower have been presented here net related party transactions with RCN.

(2) Adjusted EBITDA - Non GAAP measure calculated as net loss before interest, tax, depreciation and amortization, stock based compensation, extraordinary gains and special charges that the Company and its chief decision-makers use to measure performance and liquidity.  Other companies may calculate and define EBITDA differently than RCN


                                               RCN CORPORATION AND SUBSIDIARIES
                                        CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                    (Dollars in Thousands)
                                                          (Unaudited)

                                                                          Six Months Ended June 30, 2003
                                                                           RCN Including       Less            RCN
Sales:                                                                       Starpower      Starpower (1)      GAAP
Voice                                                                            $ 83,131       $ 7,694        $ 75,437
Video                                                                             123,105        14,014         109,091
Data                                                                               64,663        17,531          47,132
Other                                                                              17,893         3,445          14,448
Total sales                                                                       288,792        42,684         246,108
Costs & expenses, excluding  non-cash stock based
compensation, depreciation and amortization,
and special charges
Direct expenses                                                                    98,130        11,479          86,651
Operating and SG&A                                                                180,087        24,583         155,504
Adjusted EBITDA (2) from continuing operations
before non-cash stock based compensation,
asset impairment and special charges                                               10,575         6,622           3,953
Non-cash stock based compensation                                                   4,865            18           4,847
Impairment and special charges                                                      6,651             -           6,651
Depreciation and amortization                                                     107,774        10,003          97,771

Operating loss                                                                   (108,715)       (3,399)       (105,316)
Investment income                                                                   3,728            34           3,694
Interest expense                                                                   94,914             2          94,912
Gain on early extinguishment of debt                                                    -             -               -
Other income (expense), net                                                         8,458           (75)          8,533
Loss from continuing operations before income taxes                              (191,443)       (3,442)       (188,001)
Income tax provision (benefit)                                                        12             -              12
Loss from continuing operations before equity in
unconsolidated entities and minority interest                                    (191,455)       (3,442)       (188,013)
Equity in income of unconsolidated entities                                        12,836         2,150          10,686
Minority interest in loss of consolidated entities                                  2,150         2,150               -
Net loss from continuing operations                                              (176,469)          858        (177,327)
Income from discontinued operations, net of tax                                   168,490             -         168,490
Net loss                                                                           (7,979)          858          (8,837)
Preferred dividend and accretion requirements                                      85,241             -          85,241
Net loss to common shareholders                                                 $ (93,220)       $  858        $(94,078)

Basic and diluted loss per common share:
   Net loss from continuing operations                                            $ (2.37)                      $ (2.38)
   Net income from discontinued operations                                           1.53                          1.53
   Net loss to common shareholders                                                $ (0.84)                      $ (0.85)

Weighted average shares outstanding, basic and diluted                        110,366,753                   110,366,753

(1) RCN owns 50% of Starpower, a joint venture in the Washington, D.C. market which is accounted for as an equity investment in our condensed consolidated financial statements. Results of operations of Starpower have been presented here net of related party transactions with RCN.

(2) Adjusted EBITDA - Non GAAP measure calculated as net loss before interest, tax, depreciation and amortization, stock based compensation, extraordinary gains and special charges that the Company and its chief desion-makers use to measure performance and liquidity.  Other companies may calculate and define EBITDA differently than RCN



[Table continued]

                    RCN CORPORATION AND SUBSIDIARIES
             CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         (Dollars in Thousands)
                               (Unaudited)

                                                                          Six Months Ended June 30, 2002
                                                                           RCN Including       Less            RCN
Sales:                                                                       Starpower      Starpower (1)      GAAP
Voice                                                                            $ 75,399       $ 7,264        $ 68,135
Video                                                                             108,016        11,534          96,482
Data                                                                               63,920        19,597          44,323
Other                                                                              19,782         3,084          16,698
Total sales                                                                       267,117        41,479         225,638
Costs & expenses, excluding  non-cash stock based
compensation, depreciation and amortization,
and special charges
Direct expenses                                                                   103,444        10,227          93,217
Operating and SG&A                                                                211,340        22,937         188,403
Adjusted EBITDA (2) from continuing operations
before non-cash stock based compensation,
asset impairment and special charges                                              (47,667)        8,315         (55,982)
Non-cash stock based compensation                                                  14,402             -          14,402
Impairment and special charges                                                    891,806             -         891,806
Depreciation and amortization                                                     171,005        11,941         159,064

Operating loss                                                                 (1,124,880)       (3,626)     (1,121,254)
Investment income                                                                   9,213            63           9,150
Interest expense                                                                   79,598             -          79,598
Gain on early extinguishment of debt                                               13,073             -          13,073
Other income (expense), net                                                          (911)          145          (1,056)
Loss from continuing operations before income taxes                            (1,183,103)       (3,418)     (1,179,685)
Income tax provision (benefit)                                                       (880)            -            (880)
Loss from continuing operations before equity in
unconsolidated entities and minority interest                                  (1,182,223)       (3,418)     (1,178,805)
Equity in income of unconsolidated entities                                       (22,207)        1,709         (23,916)
Minority interest in loss of consolidated entities                                 38,359         1,709          36,650
Net loss from continuing operations                                            (1,166,071)            -      (1,166,071)
Income from discontinued operations, net of tax                                     2,717             -           2,717
Net loss                                                                       (1,163,354)            -      (1,163,354)
Preferred dividend and accretion requirements                                      79,718             -          79,718
Net loss to common shareholders                                              $ (1,243,072)         $  -     $(1,243,072)

Basic and diluted loss per common share:
   Net loss from continuing operations                                           $ (12.07)                     $ (12.07)
   Net income from discontinued operations                                           0.03                          0.03
   Net loss to common shareholders                                               $ (12.04)                     $ (12.04)

Weighted average shares outstanding, basic and diluted                        103,223,747                   103,223,747

(1) RCN owns 50% of Starpower, a joint venture in the Washington, D.C. market which is accounted for as an equity investment in our condensed consolidated financial statements. Results of operations of Starpower have been presented here net of related party transactions with RCN.

(2) Adjusted EBITDA - Non GAAP measure calculated as net loss before interest, tax, depreciation and amortization, stock based compensation, extraordinary gains and special charges that the Company and its chief desion-makers use to measure performance and liquidity.  Other companies may calculate and define EBITDA differently than RCN


                             RCN CORPORATION AND SUBSIDIARIES
                          CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (Dollars in Thousands)
                                       (Unaudited)

                                                                              June 30,       December 31,
                                                                                2003             2002
                                                                           ---------------   --------------

                 ASSETS

                 Current assets:
                 Cash and temporary cash investments                             $ 52,274         $ 49,365
                 Short-term investments                                            65,815          227,641
                 Accounts receivable from related parties                          12,240           10,207
                 Accounts receivable, net of reserve for
                 doubtful accounts of $14,583 and $10,705                          53,687           56,915
                 Unbilled revenues                                                    500              770
                 Interest and dividends receivable                                  1,391            1,595
                 Prepayments and other current assets                              36,730           17,835
                 Short-term restricted investments                                139,753           34,920
                 Current assets of discontinued operations                              -            3,971
                                                                           ---------------   --------------

                 Total current assets                                             362,390          403,219


                 Property, plant and equipment, net of accumulated
                 depreciation of $903,101 and $809,000                          1,168,682        1,234,939
                 Investments in joint ventures and equity securities              234,143          228,231
                 Intangible assets, net of accumulated
                 amortization of $18,156 and $64,912                                1,612            1,741
                 Goodwill, net                                                      6,130            6,130
                 Long-term restricted investments                                 100,000                -
                 Deferred charges and other assets                                 45,054           43,606
                 Noncurrent assets of discontinued operations                           -           72,416

                                                                           ---------------   --------------
                 Total assets                                                 $ 1,918,011      $ 1,990,282
                                                                           ===============   ==============

                                                                             June 30,        December 31,
                                                                               2003              2002
                                                                           --------------   ----------------
                 LIABILITIES AND SHAREHOLDERS' DEFICIT

                 Current liabilities:
                 Current maturities of long-term debt                           $ 41,891           $ 37,417
                 Accounts payable                                                 19,844             28,016
                 Accounts payable to related parties                               6,475             13,558
                 Advance billings and customer deposits                           28,047             27,940
                 Accrued exit costs                                               29,357             30,667
                 Accrued expenses                                                146,537            176,866
                 Current liabilities of discontinued operations                        -              3,852
                                                                           --------------   ----------------

                 Total current liabilities                                       272,151            318,316

                 Long-term debt                                                1,686,489          1,706,997
                 Other deferred credits                                            6,044              4,166
                 Minority interest                                                     -                791
                 Redeemable preferred stock                                    2,389,668          2,304,426
                 Common shareholders' deficit                                 (2,436,341)        (2,344,414)

                                                                           --------------   ----------------
                 Total liabilities and common shareholders' deficit          $ 1,918,011        $ 1,990,282
                                                                           ==============   ================

   CONNECTIONS
                                      1Q02           2Q02           3Q02           4Q02           1Q03           2Q03

RCN including Starpower

   Voice                                232,932        246,624        256,475        258,103        263,037        269,780
   Video                                415,048        424,502        427,006        427,329        426,330        430,454
   Data                                 125,984        137,408        149,636        160,403        174,125        184,265
                                 ------------------------------------------------------------------------------------------
   Subtotal Network Connections:        773,964        808,534        833,117        845,835        863,492        884,499

   Resale                                25,354         19,556         17,045         16,303         14,605         13,022
   Dial-up                              331,470        311,672        296,762        281,145        267,250        208,289
                                 ------------------------------------------------------------------------------------------
   Total Service Connections:         1,130,788      1,139,762      1,146,924      1,143,283      1,145,347      1,105,810
                                 ==========================================================================================

   Long Distance                              -              -        126,811        182,654        181,318        181,111
   Marketable Homes                   1,394,703      1,398,930      1,401,700      1,403,884      1,421,620      1,419,947

Starpower


   Voice                                 18,771         21,365         24,191         24,590         25,435         26,551
   Video                                 34,353         35,296         37,380         39,120         39,159         39,477
   Data                                  12,099         13,450         15,233         16,874         18,316         19,457
                                 ------------------------------------------------------------------------------------------
   Subtotal Network Connections:         65,223         70,111         76,804         80,584         82,910         85,485

   Resale                                 9,848          8,550          7,253          6,465          5,678          4,961
   Dial-up                              154,994        147,008        140,835        133,757        127,375         98,487
                                 ------------------------------------------------------------------------------------------
   Total Service Connections:           230,065        225,669        224,892        220,806        215,963        188,933
                                 ==========================================================================================

   Long Distance                              -              -         25,013         23,870         22,110         20,968
   Marketable Homes                     171,788        172,422        173,873        175,072        175,588        175,884

RCN without Starpower


   Voice                                214,161        225,259        232,284        233,513        237,602        243,229
   Video                                380,695        389,206        389,626        388,209        387,171        390,977
   Data                                 113,885        123,958        134,403        143,529        155,809        164,808
                                 ------------------------------------------------------------------------------------------
   Subtotal Network Connections:        708,741        738,423        756,313        765,251        780,582        799,014

   Resale                                15,506         11,006          9,792          9,838          8,927          8,061
   Dial-up                              176,476        164,664        155,927        147,388        139,875        109,802
                                 ------------------------------------------------------------------------------------------
   Total Service Connections:           900,723        914,093        922,032        922,477        929,384        916,877
                                 ==========================================================================================

   Long Distance                              -              -        101,798        158,784        159,208        160,143
   Marketable Homes                   1,222,915      1,226,508      1,227,827      1,228,812      1,246,032      1,244,063